SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


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       Date of Report (Date of earliest event reported): December 17, 2003






                        CNL HOSPITALITY PROPERTIES, INC.
               (Exact Name of Registrant as Specified in Charter)



          Maryland                        0-24097                59-3396369
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


             450 South Orange Avenue                          32801
                Orlando, Florida                           (Zip Code)
    (Address of principal executive offices)



       Registrant's telephone number, including area code: (407) 650-1000

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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On December 17, 2003, the Company issued a joint press release with Hilton Hotels Corporation announcing the formation of a partnership that acquired two hotel properties - the Capital Hilton in Washington, D.C. and the Hilton La Jolla Torrey Pines outside of San Diego, California - for a combined purchase price of $212 million. A copy of the press release regarding this transaction is attached hereto as Exhibit 99.1.

         On December 18, 2003, the Company issued a joint press release with KSL Recreation Corporation announcing that their joint venture partnership acquired the Hotel del Coronado located on the island of Coronado in San Diego, California. A copy of the press release regarding this transaction is attached hereto as Exhibit 99.2.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (a) Not applicable.

       (b) Not applicable.

       (c) Exhibits.

           Exhibit No. 99.1   Press Release dated December 17, 2003.

           Exhibit No. 99.2   Press Release dated December 18, 2003.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          CNL HOSPITALITY PROPERTIES, INC.



Dated: December 19, 2003                  By: /s/ Thomas J. Hutchison III
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                                              THOMAS J. HUTCHISON III
                                              Chief Executive Officer

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                                  EXHIBIT INDEX


       Exhibit No. 99.1.   Press Release dated December 17, 2003.

       Exhibit No. 99.2.   Press Release dated December 18, 2003.

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